UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

March 13, 2014 (March 12, 2014)

Date of Report (Date of earliest event reported)

FIRST INDUSTRIAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-13102	36-3935116
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

311 S. Wacker Drive, Suite 3900

Chicago, Illinois 60606

(Address of principal executive offices, zip code)

(312) 344-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 13, 2014, First Industrial Realty Trust, Inc., a Maryland corporation (the “Company”), entered into seven separate distribution agreements (individually, a “2014 Distribution Agreement” and, together, the “2014 Distribution Agreements”) with First Industrial, L.P., a Delaware limited partnership and the Company’s operating partnership, and each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Robert W. Baird & Co. Incorporated, Jefferies LLC, Mitsubishi UFJ Securities (USA), Inc., Piper Jaffray & Co. and UBS Securities LLC (individually, an “Agent” and together, the “Agents”). The 2014 Distribution Agreements were entered into in connection with the commencement of an equity offering in which the Company may sell up to $200,000,000, or a maximum of 13,300,000 shares, of its common stock (the “Shares”) from time to time in “at-the-market” offerings or certain other transactions (the “Offering”).

In the Offering, the Company may offer the Shares in amounts and at times to be determined by the Company from time to time, but has no obligation to sell any of the Shares in the Offering. The Company intends to use the proceeds from any sales in the Offering for general corporate purposes, which may include acquisitions and development of properties and repayments or repurchases of debt.

The Offering will be conducted pursuant to the 2014 Distribution Agreements, under which the Agents will act as the Company’s agents for the offer and sale of the Shares. Each 2014 Distribution Agreement has a term expiring on March 13, 2017, although each 2014 Distribution Agreement may terminate earlier if all Shares are sold under the 2014 Distribution Agreements or if such 2014 Distribution Agreement is terminated by the Company or the applicable Agent. The 2014 Distribution Agreements collectively provide that the Company may offer and sell from time to time up to an aggregate of $200,000,000 of shares of its common stock through the Agents, although the Company may not sell more than 13,300,000 shares in the Offering. Each 2014 Distribution Agreement provides that the Company will pay the applicable Agent a commission no more than 2.0% of the actual sales price of all Shares sold through it as the Company’s agent in “at-the-market” offerings.

Sales of the Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at-the-market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange or sales made to or through a market maker other than on an exchange. The Company or each Agent may at any time suspend offers under the 2014 Distribution Agreements. Under the terms of each 2014 Distribution Agreement, the Company may also sell Shares to the applicable Agent as principal for its own account at a price agreed upon at the time of sale. If the Company sells Shares to any of the Agents as principal, it will enter into a separate terms agreement with such Agent with respect to that sale.

The Shares will be issued pursuant to a prospectus supplement filed with the Securities and Exchange Commission on March 13, 2014, and the Company’s shelf registration statement on Form S-3 (File No. 333-194527) filed with the Securities and Exchange Commission on March 13, 2014.

The description of the 2014 Distribution Agreements does not purport to be complete and is qualified in its entirety by reference to Exhibit 10.1 to this report. Filed as Exhibit 10.1 to this report is the 2014 Distribution Agreement among the Company, First Industrial, L.P. and Wells Fargo Securities, LLC dated March 13, 2014 (the “Wells Agreement”). Each of the other 2014 Distribution Agreements listed below is substantially identical in all material respects to the Wells Agreement except for the identities of the parties, and has not been filed as an exhibit to this report pursuant to Instruction 2 to Item 601 of Regulation S-K:

(i) Distribution Agreement among the Company, First Industrial, L.P. and Merrill Lynch, Pierce, Fenner & Smith Incorporated dated March 13, 2014;

(ii) Distribution Agreement among the Company, First Industrial, L.P. and Robert W. Baird & Co. Incorporated dated March 13, 2014;

(iii) Distribution Agreement among the Company, First Industrial, L.P. and Jefferies LLC dated March 13, 2014;

(iv) Distribution Agreement among the Company, First Industrial, L.P. and Mitsubishi UFJ Securities (USA), Inc. dated March 13, 2014;

(v) Distribution Agreement among the Company, First Industrial, L.P. and Piper Jaffray & Co. dated March 13, 2014; and

(vi) Distribution Agreement among the Company, First Industrial, L.P. and UBS Securities LLC dated March 13, 2014.

Item 1.02	Termination of a Material Definitive Agreement

On March 12, 2014, the Company notified each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Raymond James & Associates, Inc., as successor to Morgan Keegan & Company, Inc., Lazard Capital Markets LLC, UBS Securities LLC and Piper Jaffray & Co. (the “2012 Agents”) that it had terminated the six distribution agreements dated March 1, 2012 (the “2012 Distribution Agreements”) with each of the 2012 Agents, effective immediately. The 2012 Distribution Agreements were entered into in connection with the commencement of an equity offering in which the Company was permitted to sell $125,000,000, or a maximum of 12,500,000 shares, of its common stock from time to time in “at-the-market” offerings or certain other transactions. The 2012 Distribution Agreements were terminated by the Company in preparation for the commencement of the Offering.

Item 8.01.	Other Events.

On March 13, 2014, the Company issued a press release announcing the Offering.

Attached and incorporated by reference as Exhibit 99.1 is a copy of the Company’s press release dated March 13, 2014, with respect to the foregoing information.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description

5.1	Opinion of McGuireWoods LLP, counsel to the Company, as to the legality of the securities being registered.

8.1	Opinion of Barack Ferrazzano Kirschbaum & Nagelberg LLP, counsel to the registrants, as to certain tax matters.

10.1	Distribution Agreement among the Company, First Industrial, L.P. and Wells Fargo Securities, LLC dated March 13, 2014.

23.1	Consent of McGuireWoods LLP (included in Exhibit 5.1 hereto).

23.2	Consent of Barack Ferrazzano Kirschbaum & Nagelberg LLP (contained in Exhibit 8.1 hereto).

99.1	Press Release dated March 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST INDUSTRIAL REALTY TRUST, INC.

By:	/s/ Scott A. Musil
Name: Scott A. Musil
Title: Chief Financial Officer (Principal Financial Officer)

Date: March 13, 2014